October 17, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Small Cap Multi-Strategy Fund

Supplement to Prospectus

dated December 31, 2012

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supersedes and replaces the second through fourth sentences in the first paragraph in the section of the Fund's prospectus entitled "Fund Summary – BNY Mellon Small Cap Multi-Strategy Fund – Principal Investment Strategy" and the fourth sentence of the first paragraph and the second through the last sentence of the fifth paragraph in the section of the Fund's prospectus entitled "Fund Details – BNY Mellon Small Cap Multi-Strategy Fund":

The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index, the fund's primary benchmark index (the "Index").  As of September 30, 2013, the market capitalization of the largest company in the Index was approximately $4.79 billion, and the weighted average and median market capitalizations of the Index were approximately $1.64 billion and $651 million, respectively.  These capitalization measures vary with market changes and reconstitutions of the Index.